BlueLinx Investor Presentation March 2019

Notes To Investors Forward-Looking Statements. This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” “will be,” “will likely continue,” “will likely result” or words or phrases of similar meaning. The forward-looking statements in this presentation include statements about our opportunities to create or continue profitable growth, including those from our product and services portfolio and our customer base; our ability to capitalize on the continued U.S. housing market recovery; expected levels of run-rate synergies from the Cedar Creek acquisition; expectations regarding the realization of run-rate synergies from the Cedar Creek acquisition; our potential for future cash flows and their ability to support our growth and deleveraging plans; our expectations for the growth of housing starts and repair and remodeling activities; our ability to sell owned real estate and the expected proceeds therefrom; our potential or expected levels of liquidity; our potential uses of cash and the potential cash available for reduction of debt; our potential or expected future leverage and leverage ratios; our ability to execute sale leaseback transactions to reduce debt; our expectations for the treatment of net operating losses in the future; and our strategic initiatives. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental, and technological factors outside of BlueLinx’s control that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: our ability to successfully integrate the Cedar Creek business and realize anticipated synergies from the acquisition; the significant indebtedness that we have incurred in connection with the Cedar Creek acquisition; changes in commodities pricing and our ability to successfully manage inventory levels; new housing starts; disintermediation by customers or suppliers; supply from our key vendors; changes in the prices, supply and/or demand for products that we distribute; general economic and business conditions in the United States; the imposition or threat of protectionist trade policies or import or export tariffs; modified or new global or regional trade agreements; acceptance by our customers of our branded and privately branded products; financial condition and creditworthiness of our customers; our ability to monetize real estate assets to reduce leverage; reliability of the technologies we utilize; the activities of competitors; changes in significant operating expenses; fuel costs; risk of losses associated with accidents; exposure to product liability claims; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 29, 2018, our Quarterly Reports on Form 10-Q, and in our periodic reports filed with the Securities and Exchange Commission from time to time. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, and changes in expectations or otherwise, except as required by law Non-GAAP Financial Measures. BlueLinx reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). We also believe that presentation of certain non-GAAP measures, such as Adjusted EBITDA, may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Explanations of these non-GAAP measures are included in the accompanying Appendix to this presentation. And any non-GAAP measures used herein are reconciled herein or in the financial tables in the Appendix to their most directly comparable GAAP measures. We caution that non-GAAP measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this presentation are integrally related and are intended to be presented and understood together. 2

BlueLinx Overview A leading wholesale two-step U.S. distributor ¹ of building and industrial products • Completed transformative acquisition of Cedar Creek in April 2018 • Revenue generated from the sale of structural and specialty products • Utilized primarily in new home construction, residential repair and remodeling, and industrial applications National Footprint Revenue by Product2 Structural • Lumber • Plywood • Rebar • Remesh • Oriented Strand Board 45% • Particleboard 55% Specialty Corporate headquarters in • Cedar Atlanta, GA • Insulation • Molding • Roofing & Siding • Engineered Lumber • Decking 1. As of 3/25/2019 3 2. Dec ‘18 YTD

Executive Management

BlueLinx
America's Building Products Distributor

Highly experienced executive team with proven leadership in the building products industry

	Executive	Years Experience	Past Experience
	Mitchell B. Lewis CEO, President & Director	30+	EURAMAX – CEO; Amerimax Fabricated Products – President; Alston & Bird – Attorney
	**Susan C. O'Farrell** CFO & Treasurer	30+	The Home Depot – VP, Finance; Southern Company Gas – Director; accenture – Assoc. Partner
	Alex Averitt[1] Chief Operating Officer	20+	Cedar Creek – CEO, COO, VP; JW Jeld-Wen – General Manager
	Shyam K. Reddy Chief Transformation Officer	15+	EURAMAX – CAO, GC & Corp. Secretary; GSA – Reg. Admin.; Kilpatrick Townsend – Partner
	Ron Herrin[2] VP, Procurement	30+	U.S. Lumber – Director, Sales; Weyerhaeuser – General Manager
	Brian J. Sasadu[2] Chief Human Resources Officer	15+	Coca-Cola – SVP, HR; K&S – Attorney
	Justin Heineman[2] General Counsel	20+	NCR – VP, Chief Corp. Counsel; Kilpatrick Townsend – Partner

1. New leadership from Cedar Creek acquisition (April 2018)
2. New to role within last 2 years

4

Compelling Investment Thesis Industry leader with opportunity to continue transformative profitable growth Strong Foundation for Success ✓ A leading two-step building products distributor with a strong geographic presence East of the Rockies with over 700 sales associates ✓ Comprehensive product and services portfolio provides opportunity for profitable growth ✓ Established customer base offers diversified growth potential ✓ Well-positioned to capitalize on continued U.S. housing market recovery ✓ Synergies from Cedar Creek acquisition expected to be at least $50M annually ✓ Strong cash flow potential and financial flexibility to support profitable growth and long-term deleveraging plan 5

Comprehensive Product and Service Offering

BlueLinx
America's Building Products Distributor

Our product suite provides a "one-stop" shopping experience for customers

PRODUCT DETAIL

- Combination of structural and specialty products are utilized in new home construction, residential repair and remodeling, and industrial applications
  - BlueLinx offers a variety of branded and private-label products encompassing over 50,000 SKUs

VALUE-ADDED SERVICES & PROCESSES

- Over 700 customer facing sales personnel
- ~50 plan design drawers for residential builders
- Inventory stocking & automated order processing
- Deliveries available within 24 hours of order

SAMPLE PRODUCT OFFERING



Structural Framing/ Engineered Lumber
Insulation
Molding & Millwork
Roofing
Industrial & Decorative Panels
Siding & Trim
Specialty Lumber
Flooring
Metals
Decking & Fencing

VALUE-ADDED PROCESS	NO.OF FACILITIES	COMPANY DIFFERENTIATION
Molding Operations	5	✓ In-house manufacturing provides consistently high service levels and customized capabilities
Hardwood/ Softwood Fabrication	16	✓ Next-day delivery on custom orders ✓ Enhanced product reducing customer inventory requirements
Timber Operations	6	✓ Immediate availability of custom products otherwise difficult to procure or subject to long lead-times

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Wholesale Distributors Critical to the Supply Chain Building Products Wholesale Distributor Local Lumberyards End Market Manufacturers Pro Dealers Consumer “Big Box” Retailers Homebuilders • Key path to market for most of the lumber building products industry Contractors • Fill the necessary step between building products manufacturers and “pro dealers,” local “DIY” Customers lumber yards, specialty distributors and big box retailers Integral channel partner for suppliers and customers VALUE TO SUPPLIERS VALUE TO CUSTOMERS • Access to the market • Just-in-time delivery, including next-day delivery • Deep sales coverage and expertise • Access to local value-add services that require • Warehousing, logistics, and local services scale • Many products require local value-add services • Relief of working capital financing that cannot effectively be provided by • Access to credit manufacturers • Ability to order in small quantities on an ‘as needed’ • Break bulk shipments for domestic and import basis preserving capital products • Sales support and product expertise to increase • Product pull through, providing enhanced sales sales and marketing support 7

Improving Market Demand Drivers Single family housing starts remain ~20% below historical average annual levels • Leading economic indicators are favorable for building products and its distribution • BlueLinx is well-positioned to grow market share RESIDENTIAL CONSTRUCTION REPAIR & REMODELING SPENDING • Meaningful multi-year growth projected • Consistent recovery expected • Supportive population demographics combined • Powerful ongoing, long-term demand drivers such with aging housing stock as increasing home ownership and affordability • Favorable consumer credit availability • Consumer trends rebounding after prolonged • Economics of buying remain favorable to renting period of “austerity” during the downturn SINGLE FAMILY HOUSING STARTS CONSTRUCTION MARKET 2.0 1969-2018 median 1.5 SFH starts: 1.03M 1.0 0.5 0.0 1968 1970 1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018E 2020E Long Runway for Ongoing Value Creation 8 Source: U.S. Census Bureau. Monthly Actual and Forecasted New Residential Construction

Two Industry Leaders Merge 1954 May 2004 Dec 2004 2014 2017 Formed as a Cerberus Initial Public New senior After 13 year division of Georgia- purchased Offering executive team put investment, Pacific BlueLinx from G-P in place Cerberus conducts secondary offering of its shares April 2018 Completed transformative acquisition of Cedar Creek 1977 2010 2010-2016 Founded in Acquired by Nine Strategic Tulsa, OK Charlesbank Acquisitions Capital Partners 1982 First expansion beyond initial location ¹Combined footprint as of acquisition date of April 2018 9

Significant Acquisition Synergies from Cedar Creek

- 2018 exit annual run-rate synergies exceeded $30M
  - $15M ahead of original forecast
- Estimated costs to achieve synergies narrowed to be $25-$30M, down from original estimate of $40-$55M
- Consolidated 11 overlap facilities; converted 46 of 62 locations to the same ERP platform
- Up to $25M of potential gross proceeds remain on sale of owned real estate in overlap markets

EXPECTED YEAR-END RUN-RATE SYNERGIES



- Plan
- Actions completed ahead of plan synergies
$30M+
$15M+
$15M
$48M
$50M+
~40% General & Administrative
~30% Supply Chain & Network
~30% Procurement
2018E
2019E
2020E

OPPORTUNITIES

- Efficiency improvements
- Increased focus in response to Q4 2018 market conditions

- Overlap markets
- Route optimization

- Supplier rationalization
- Cost disparity

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Strong Deleveraging Potential

BlueLinx
America's Building Products Distributor

$ in millions

Post Integration Estimated Annual Uses of Cash
(Assumes no Real Estate Sales)



~$120+
Unrealized Run-rate Synergies
~($20)
~($16)
~($22)
~($5)
~($2)
~($4)
~$50+
Adj. EBITDA Estimate[1]
ABL Interest[2]
Term Loan Interest[3]
Capital Lease Payments[3,4]
CapEx[3]
Cash Taxes[3,5]
Other[3,6]
Cash Available for Debt Reduction

Note: 9.29M outstanding shares as of March 1, 2019

[1]Adj. EBITDA Estimate = December '18 TTM Pro forma Adj. EBITDA plus $40M+ expected unrealized run-rate synergies; includes 2018 2H commodity decline of $26M
[2]Illustrative example based on average ABL balance post acquisition
[3]Illustrative example based on annualized cash estimates by multiplying Q3 2018 and Q4 2018 by two
[4]2018 Capital Lease Principal ($7), Capital Lease Interest ($15)
[5]2018 Cash taxes primarily consist of state taxes due to Federal NOLs
[6]2018 comprised mostly of pension cash payments

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Leverage Expected to Decline

$ in millions

	$ Amount	Leverage Ratio
Term Loan balance as of Q4 ’18	$179	1.5x
Revolving Credit Facility balance as of Q4 ’18 (ABL)	$333	2.8x
Appraised Real Estate Value ($150 - $160) Term loan permits - Up to $50 in sale leasebacks in 2019 - Sale of certain owned real estate in overlap markets (~$25)	$150	
Annual Estimated Cash Available for Debt Reduction	$50	

- Real Estate provides a potential 1.3x reduction to leverage
- Annual cash available for debt reduction could generate a 0.4x reduction to leverage
- Leverage ratios assume annual Pro forma Adjusted EBITDA of ~$120M

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Valuable Assets Benefitting Cash

BlueLinx
America's Building Products Distributor

$ in millions

REAL ESTATE


$37 - $40
4x Book Value
$150 - $160
Book Value
Appraised Value

- Term loan permits up to $50 in sale leasebacks in 2019 and sale of specifically identified overlap market properties (~$25)
- While our focus is on achieving at least $50+ in annual run-rate synergies, we will continue to assess our real estate portfolio as a source of capital

NOLs[1]


$159
$68
$91
Remaining NOLs FY 2017
NOLs used FY 2018
Remaining NOLs FY 2018

- Anticipated sale of real estate and associated gains will be cash efficient due to remaining NOLs
- NOLs can be used against ordinary income, as well as gains on real estate sales or sale leasebacks

[1]Net Operating Losses listed above consist of only Federal NOLs; Due to a deemed change in ownership in 2017, the NOLs are subject to usual and customary limitations over the next 17 years

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Strategic Initiatives Successful Integration Emphasize Sales Enhance of Cedar Creek Growth Margins • $3B of addressable spend • Increase local customer • Emphasis on products for cost savings interaction to grow market and markets with higher opportunities share margin profiles • Identifiable and • Develop and deploy best • Additional customized achievable cost savings of practices in selling solution offerings at least $50M through processes supply chain, G&A and • Maintain systematic procurement • Utilize broad product pricing discipline offering across vast distribution network 14

Investment Summary 1 Ability to capitalize on U.S. housing market momentum Synergies from Cedar Creek acquisition expected to be at 2 least $50M annually 3 Recognized leader in a consolidating industry Financial flexibility to support profitable growth and 4 deleveraging plan 15

Appendix

Non-GAAP Measures BlueLinx reports its financial results in accordance with GAAP, but we also believe that presentation of certain non-GAAP measures, may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. We caution that non-GAAP measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Adjusted EBITDA and Pro forma Adjusted EBITDA. We define Adjusted EBITDA as an amount equal to net income plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to the Cedar Creek acquisition, and gains on sales of properties including amortization of deferred gains. We present Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance and, we believe, helps to enhance investors’ overall understanding of the financial performance and cash flows of our business. We believe Adjusted EBITDA is helpful in highlighting operating trends. We also believe that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. However, Adjusted EBITDA is not a presentation made in accordance with GAAP, and is not intended to present a superior measure of the financial condition from those determined under GAAP. Adjusted EBITDA, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. Pro forma Adjusted EBITDA is calculated in the same manner as Adjusted EBITDA, but also combines the historical results of BlueLinx for the twelve months ended December 29, 2018, with the historical results of Cedar Creek for the three month period ended March 31, 2018, and twelve day period ended April 12, 2018, giving effect to the Cedar Creek acquisition and related adjustments as if the acquisition occurred on January 1, 2017. Debt to Pro forma Adjusted EBITDA. We present ratios of our term loan and ABL debt to our December Trailing Twelve Month Estimated Pro forma Adjusted EBITDA and expected unrealized annual run-rate synergies because we believe that they provide investors with an indication of our ability to meet our future financial obligations. We also believe that variations of debt to EBITDA ratios are measures that are frequently used by investors and ratings agencies. The debt to Pro forma Adjusted EBITDA ratios are calculated by dividing our term loan or ABL debt, as applicable, by our December Trailing Twelve Month Estimated Pro forma Adjusted EBITDA and $40M+ of expected unrealized run-rate synergies from the Cedar Creek acquisition.

Pro forma Adjusted EBITDA